                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 19, 2001


                           Champion Enterprises, Inc.
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  State or other jurisdiction of incorporation



        1-9751                                             38-2743168
 Commission File Number                          IRS Employer Identification No.


 2701 Cambridge Court, Suite 300, Auburn Hills, Michigan          48326
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090

Item 5.  Other Events.

     On June 19, 2001 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.

  99         Press release dated June 19, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ ANTHONY S. CLEBERG
                                   Anthony S. Cleberg
                                   Executive Vice President and
                                   Chief Financial Officer



June 19, 2001

                                INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.

   99             Press release dated June 19, 2001